UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021 (June 15, 2021)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market
1.75% Senior Notes due 2023	NDAQ23	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders of Nasdaq, Inc. (the “Company”) held on June 15, 2021, the shareholders took the following actions: (i) elected each of the Company’s ten nominees for director to serve for terms of one year and until their successors are duly elected and qualified, (ii) approved the Company’s executive compensation on an advisory basis, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and (iv) did not approve the shareholder proposal entitled “Adopt a Mainstream Shareholder Right – Written Consent.”

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s Amended and Restated Certificate of Incorporation, as amended.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 1: Election of Directors
Melissa M. Arnoldi	103,032,148	232,941	28,785	6,203,294
Charlene T. Begley	102,835,157	423,594	35,123	6,203,294
Steven D. Black	102,349,027	907,689	37,158	6,203,294
Adena T. Friedman	103,118,720	150,434	24,720	6,203,294
Essa Kazim	102,775,696	466,005	52,173	6,203,294
Thomas A. Kloet	102,783,612	471,709	38,553	6,203,294
John D. Rainey	102,982,531	273,077	38,266	6,203,294
Michael R. Splinter	101,215,999	2,032,750	45,125	6,203,294
Jacob Wallenberg	97,202,710	6,064,574	26,590	6,203,294
Alfred W. Zollar	102,982,618	281,468	29,788	6,203,294

Proposal 2: Approval of the Company’s Executive Compensation on an Advisory Basis	97,576,456	5,643,912	73,506	6,203,294

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	103,917,986	5,552,411	26,771	0

Proposal 4: Shareholder Proposal –“Adopt a Mainstream Shareholder Right – Written Consent”	34,244,231	68,924,619	125,024	6,203,294

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021	NASDAQ, INC.

	By:	/s/ John A. Zecca
Name: John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer